UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2019

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive Latham, New York 12110
(Address of Principal Executive Offices) (Zip Code)

(518) 795-1400
(Registrant’s telephone number, including area code)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On April 17, 2019, AngioDynamics, Inc., a Delaware corporation (“AngioDynamics”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Medline Industries, Inc., an Illinois corporation (“Medline”), pursuant to which AngioDynamics has agreed to sell to Medline the fluid management business of AngioDynamics (the “Business”) and all of the assets used primarily in connection therewith  (the “Transaction”).  The Transaction is expected to close by the end of AngioDynamics’ fiscal year ending May 31, 2019.

Subject to the terms and conditions of the Asset Purchase Agreement, Medline will pay to AngioDynamics a purchase price of $167.5 million on the closing date, subject to an adjustment based on the amount of inventory of the Business as of the closing.

The closing of the Transaction is subject to customary conditions, including:  (i) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other applicable antitrust laws; (ii) the absence of any law or order prohibiting consummation of the transactions contemplated by the Asset Purchase Agreement; (iii) the accuracy of representations and warranties and compliance with covenants as provided for in the Asset Purchase Agreement; and (iv) the absence of any law, order or proceeding  that prohibits or seeks to prohibit Medline from owning operating or controlling the Business or that materially impairs or seeks to impair Medline’s right or ability to own, operate or control the Business or that may result in the imposition of criminal liability, regulatory fines or material damages with respect to the Business.

 The Asset Purchase Agreement may be terminated, on or prior to the closing date, by: (i) the mutual written agreement of AngioDynamics and Medline; (ii) either AngioDynamics or Medline, if the closing has not occurred by August 15, 2019; (iii) either AngioDynamics or Medline, upon the breach of any representation or warrant or failure to comply with any covenant or agreement of the other party, in each case, which would give rise to the failure of certain closing conditions; or (iv) either AngioDynamics or Medline, in the event of any final and nonappealable adverse law and order prohibiting consummation of the transactions contemplated by the Asset Purchase Agreement.

The Asset Purchase Agreement contains representations, warranties and covenants as to the parties’ business, financial and legal obligations and provides for indemnification by each of the parties in certain circumstances and subject to certain limitations.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, which is included as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Asset Purchase Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Asset Purchase Agreement. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by AngioDynamics and Medline in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. For the foregoing reasons, none of AngioDynamics’ stockholders or any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.

Item 7.01 – Regulation FD Disclosure.

On April 17, 2019, AngioDynamics hosted a conference call for investors to discuss the Transaction.  The presentation slides discussing the Transaction are being furnished herewith as Exhibit 99.1.  The slides are being furnished pursuant to Item 7.01 and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of AngioDynamics under the Securities Act of 1933, as amended.

Item 8.01 – Other Events.

On April 17, 2019, AngioDynamics issued a press release announcing the execution of the Asset Purchase Agreement.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements.

This document and its attachments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including without limitation approval of the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; the parties’ ability to meet expectations regarding the timing and completion of the Transaction; the ability of AngioDynamics to successfully separate its fluid management business from AngioDynamics’ other businesses; the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2018 and its quarterly reports on Form 10-Q for the fiscal periods ended August 31, 2018, November 30, 2018 and February 28, 2019. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

Item 9.01 – Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of April 17, 2019 by and between AngioDynamics, Inc. and Medline Industries Inc.

99.1	Presentation, dated April 17, 2019

99.2	Press Release, dated April 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.
(Registrant)

Date: April 18, 2019	By:	/s/ Stephen A. Trowbridge
Name: Stephen A. Trowbridge
Title: Senior Vice President and General Counsel